SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement.

/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

/X/ Definitive Proxy Statement.

/ / Definitive Additional Materials.

/ / Soliciting Material Pursuant to § 240.14a-12.

Eaton Vance Floating-Rate Income Trust

Eaton Vance New York Municipal Income Trust

Eaton Vance Senior Floating-Rate Trust

eaton vance senior income trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
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/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Eaton Vance Floating-Rate Income Trust

Eaton Vance New York Municipal Income Trust

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Two International Place

Boston, Massachusetts 02110

November 25, 2020

William H. Park

Chairperson, Boards of Trustees

Eaton Vance Closed-End Funds

Dear Shareholder:

On behalf of the Boards of Trustees (the “Board”) of Eaton Vance Floating-Rate Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Senior Floating-Rate Trust, and Eaton Vance Senior Income Trust (each, a “Fund”), I cordially invite you to attend the joint special Meeting of shareholders scheduled to be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. Eastern Time. The Meeting is being held to approve a matter important to your Fund(s) relating to Morgan Stanley’s proposed acquisition of Eaton Vance Corp. (“EVC”).

On October 7, 2020, EVC, the parent company of the Funds’ investment adviser, Eaton Vance Management (“Eaton Vance”), entered into a definitive agreement with Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services, pursuant to which Morgan Stanley will acquire EVC, subject to the completion or waiver of various conditions (the “Transaction”). The Transaction may be deemed to cause each Fund’s current investment advisory agreement with Eaton Vance to terminate in accordance with applicable law. In order to help ensure that each Fund’s operations continue uninterrupted upon the consummation of the Transaction, we are asking shareholders of each Fund to approve a new investment advisory agreement. Each Fund’s Board unanimously recommends its new agreement.

It is important to note that the Transaction is not expected to result in any change in the investment objective(s) or strategies of your Fund(s), that the portfolio managers for your Fund(s) are expected to continue in such roles upon consummation of the Transaction and that the investment advisory fee rate(s) of your Fund(s) under the new agreement(s) will not change as a result of the Transaction.

As more fully described in the enclosed Proxy Statement, the purpose of the Meeting is to seek your vote on the approval of a new investment advisory agreement with Eaton Vance. The Board carefully considered this proposal and, as described more fully in the enclosed Proxy Statement, unanimously recommends that shareholders vote FOR the proposal on the WHITE proxy card. In particular, the Board believes that approving the new investment advisory agreements with Eaton Vance is in the best interests of the Funds.

It is particularly important that you vote on this matter because, as discussed in the enclosed Proxy Statement, Saba Capital Management, L.P., a known opportunistic hedge fund manager, and certain of its affiliates (collectively, “Saba”) have launched a campaign against approval of your Fund’s new investment advisory agreement with Eaton Vance. This campaign could disrupt your Fund’s operations and potentially leave your Fund without an investment adviser.

Saba does not have an alternative plan for the management of the Funds; it is simply trying to take advantage of this situation to create disruption and force major structural change (such as liquidation or a large tender offer) that will allow Saba and its hedge fund investors to make a short-term profit. Saba’s actions do not recognize that the Funds have served a valuable role in the portfolios of their long-term investors for many years – it is willing to disrupt fund operations and potentially leave the Funds without an investment adviser in order to make a profit. Do not let Saba put its interests above yours.

We hope that you will be able to attend the Meeting. Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented. You may receive proxy solicitation materials from Saba, including a proxy statement and GOLD or other non-white proxy card, seeking your proxy to vote against the proposal and giving Saba unilateral discretion to decide not to vote your shares at the Meeting. The Board urges you NOT to sign any proxy card sent to you by Saba or by any person other than the Funds. We urge you to mark, sign, date, and mail the enclosed WHITE proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet as soon as possible to ensure that your shares are represented at the Meeting.

We appreciate your consideration of this important matter. If you have questions about the proposal, please call our proxy information line at (866) 416-0552 or contact your financial intermediary.

Sincerely yours,

/s/ William H. Park

William H. Park

Chairperson, Boards of Trustees

Eaton Vance Closed-End Funds

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YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR WHITE PROXY CARD(S) PROMPTLY.

It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, and in order to facilitate timely receipt of your vote given the potential impact of COVID-19, you are requested to complete, sign, and return the enclosed WHITE proxy card(s) as soon as possible. You may withdraw your proxy if you attend the Meeting and desire to vote at the Meeting.

Table of Contents

Notice of Joint Special Meeting of Shareholders	i
General Information	1
Questions and Answers	1
The Proposal	6
Further Information About Voting and the Joint Special Meeting	10
Additional Meeting Information	10

Appendix A – Investment Advisory Agreements: Compensation	A-1
Appendix B – Number of Shares Outstanding as of the Record Date	B-1
Appendix C – Form of New Investment Advisory Agreement	C-1
Appendix D – Investment Advisory Agreements: Dates and Approvals	D-1
Appendix E – Board Considerations	E-1
Appendix F – Submission of Shareholder Proposals	F-1
Appendix G – Other Similar Funds Advised by Eaton Vance	G-1
Appendix H – Payments to Eaton Vance or Affiliates	H-1
Appendix I – Fund Trustees and Officers	I-1
Appendix J – 5% Ownership	J-1
Appendix K – Affiliated Brokerage Commissions	K-1

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on January 7, 2021

Eaton Vance Floating-Rate Income Trust (EFT)

Eaton Vance New York Municipal Income Trust (EVY)

Eaton Vance Senior Floating-Rate Trust (EFR)

eaton vance senior income trust (EVF)

(each, a “Fund” and, collectively, the “Funds”)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF THE FUNDS SCHEDULED TO BE HELD ON JANUARY 7, 2021: The notice of joint special meeting of shareholders, Proxy Statement, and the forms of proxy card are available at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

To the shareholders of the Funds:

The joint special meeting of shareholders of your Fund(s) will be held on January 7, 2021 at 11:30 a.m., Eastern Time, at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110 (the “Meeting”), to consider the following proposal (the “Proposal”).

Proposal 1:	Approval of a new investment advisory agreement for each Fund with Eaton Vance Management (“Eaton Vance”) to continue to serve as the Fund’s investment adviser

Holders of record of shares of the Funds listed above at the close of business on October 29, 2020 who have voting power with respect to such shares are entitled to vote at the Meeting and at any adjournments or postponements thereof. As part of our effort to maintain a safe and healthy environment at the Meeting, the Funds and the Funds’ Boards of Trustees (each a “Board” and, collectively, the “Boards”) are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19. For that reason, the Boards reserve the right to reconsider the date, time, and/or means of convening the Meeting for one or more Funds.  Subject to any restrictions imposed by applicable law, the Boards may choose to conduct the Meeting of one or more Funds solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Boards choose to change the date, time, and/or means of convening the Meeting for a Fund, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the U.S. Securities and Exchange Commission as additional proxy material.

This notice and the related proxy materials first are being mailed to shareholders on or about November 25, 2020. This proxy is being solicited on behalf of each Fund’s Board.

By Order of the Board,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

We urge you to mark, sign, date, and mail the enclosed WHITE proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet so that your shares are represented at the Meeting.

November 25, 2020

i

PROXY STATEMENT

For the Joint Special Meeting of Shareholders

To be held on January 7, 2021

Eaton Vance Floating-Rate Income Trust (EFT)

Eaton Vance New York Municipal Income Trust (EVY)

Eaton Vance Senior Floating-Rate Trust (EFR)

eaton vance senior income trust (EVF)

(each, a “Fund” and, collectively, the “Funds”)

**********

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees (each, a “Board” and, collectively, the “Boards”) of the Funds at a meeting to be held jointly at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders of each Fund will be asked to approve a new investment advisory agreement with Eaton Vance Management (“Eaton Vance”) (the “Proposal”).

This Proxy Statement, along with the enclosed Notice of Joint Special Meeting of Shareholders and the accompanying proxy cards, is being mailed to shareholders on or about November 25, 2020. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

It is important to note that implementation of the Proposal below is subject to the closing of the Transaction (as defined below). Should the Transaction not be completed as scheduled or at all, the Proposal would not be implemented regardless of how shareholders vote.

Shareholders are not entitled to any appraisal rights or similar rights of dissenters in connection with the Proposal to be considered at the Meeting.

Questions and Answers

Q: Why am I being asked to vote?

A: On October 7, 2020, Eaton Vance Corp. (“EVC”), the parent company of Eaton Vance, each Fund’s investment adviser, entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC and its affiliates, including Eaton Vance (the “Transaction”). The closing of the Transaction is subject to the completion or waiver of various conditions, and is expected to close in the second quarter of 2021 (the “Closing”).

The Transaction is relevant to your Fund(s) because Eaton Vance serves as investment adviser to the Funds. Upon the Closing, Eaton Vance will become an indirect wholly-owned subsidiary of Morgan Stanley.

Upon the Closing, each Fund’s investment advisory agreement with Eaton Vance may be deemed to automatically terminate. This is because the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds, requires investment advisory agreements to terminate automatically in the event of an assignment of the agreement.

Each Fund’s Board unanimously recommends that you approve a new investment advisory agreement with Eaton Vance to ensure that Eaton Vance will continue to serve as the Funds’ investment adviser upon the Closing. In connection with the Transaction, Eaton Vance proposed, and each

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Fund’s Board approved, certain updates to the provisions of its current investment advisory agreement with Eaton Vance. This Proxy Statement describes the Transaction and the new investment advisory agreement for each Fund.

Q: How will the Transaction affect Eaton Vance?

A: Following the Closing, Eaton Vance is expected to operate as an indirect, wholly-owned subsidiary of Morgan Stanley and is expected to retain its existing portfolio management and other key personnel who provide services to the Funds.

Q: How will the Transaction potentially benefit my Fund?

A: It is expected that the Transaction will deliver long-term financial benefits for the Funds. The combined business of EVC and Morgan Stanley will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates’ relationships. Approval of the new investment advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and help to ensure that each Fund’s operations continue uninterrupted after the Closing.

Q: How does the proposed new investment advisory agreement differ from my Fund’s current investment advisory agreement?

A: While certain provisions have been updated, the proposed new investment advisory agreements with Eaton Vance are substantially similar to the current investment advisory agreements with Eaton Vance. The services that your Fund(s) will receive under the new investment advisory agreement are expected to be substantially similar to those it receives under the current investment advisory agreement.

The material differences between the provisions of the proposed new investment advisory agreement and each Fund’s current investment advisory agreement are described in more detail within this Proxy Statement and in various Appendices to this Proxy Statement.

Q: Will my Fund’s contractual management fee rates increase?

A: No. As shown in Appendix A hereto, the investment advisory fee rates proposed for the Funds will remain the same as under their existing agreements.

Q: Will the new investment advisory agreement result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund?

A: No. The new agreements are not expected to result in any changes to any Fund’s investment objective(s) or investment strategy. Further, the portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Q: Will the Transaction be completed if this Proposal is not approved?

A: The Closing may take place even if shareholders of a Fund(s) do not approve the Proposal. If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement. In addition, Eaton Vance could (and expects to) propose that the Board of each Fund approve an interim investment advisory agreement to permit continuity of management while solicitation continues. The terms of the interim investment advisory agreements would be identical to those of the current agreements except for term and escrow provisions required by applicable law.

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Q: How does the Board recommend that shareholders of each Fund vote on the Proposal?

A: Each Board unanimously recommends that you vote FOR the Proposal.

Q: Who is eligible to vote?

A: Shareholders of record of each Fund at the close of business on October 29, 2020 (the “Record Date”) who have voting power with respect to such shares are entitled to be present and to vote at the Meeting and such date shall apply to any adjourned or postponed meeting unless the Board fixes a new record date.

The number of voting securities of each Fund outstanding and entitled to vote on the Record Date is shown in Appendix B. Each whole share held by a shareholder having voting power with respect to such share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy card(s) will be voted in accordance with your instructions. If you sign the WHITE proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

Q: How do I vote my shares?

A: You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed WHITE proxy card(s) and follow the directions.
•	By internet: Access the website address printed on the enclosed WHITE proxy card(s) and follow the directions on the website.
•	By mail: Complete, sign, and date the WHITE proxy card(s) you received and return in the self-addressed, postage-paid envelope. Please do not sign or return or vote on any proxy cards other than a WHITE proxy card.
•	At the Meeting: Vote your shares at the Meeting scheduled to be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. Eastern Time.

Q: Is my Fund paying for the Transaction or this proxy solicitation?

A: No. The Funds will not bear any portion of the costs associated with the Transaction. All costs of this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Proxy Statement, will be borne by EVC.

Q.  What should I do if I receive a gold proxy card or other proxy materials?

A.  Saba Capital Management, L.P., a hedge fund manager, and certain of its affiliates (collectively, “Saba”) have filed proxy materials for each Fund encouraging shareholders to vote against the Proposal to approve a new investment advisory agreement for each Fund. As discussed further herein, each Fund’s Board believes that it is in the best interests of the Fund to enter into the new investment advisory agreement and has unanimously approved the agreement. You may receive proxy solicitation materials from Saba, including a proxy statement and GOLD or other non-white proxy card, seeking your proxy to vote against the Proposal and giving Saba unilateral discretion to decide not to vote your shares at the Meeting. The Funds are not responsible for the accuracy of any information provided by or relating to Saba contained in proxy solicitation materials filed or disseminated by or on behalf of Saba, or any other statements made by Saba. The Boards urge you NOT to sign any proxy card sent to you by Saba or by any person other than the Funds. Voting on the GOLD proxy card (or other non-white proxy card) may irreparably harm the Funds (as discussed below).

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The Boards unanimously recommend that you vote on the enclosed WHITE proxy card FOR the Proposal to approve a new investment advisory agreement for your Fund(s). Do not send back any proxy card other than the enclosed WHITE proxy card. The proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by Saba, you can still change your vote by (i) signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or (iii) voting at the Meeting.

Q.  Who is asking for my vote?

A.  The enclosed WHITE proxy card is solicited by the Board(s) of YOUR FUND(S) to approve a new investment advisory agreement for your Fund(s) because the Closing may be deemed to cause each Fund’s current investment advisory agreement with Eaton Vance to terminate in accordance with applicable law. The Funds have engaged AST Fund Solutions, LLC (“AST”) to assist with solicitation of proxies.

You may receive a different proxy statement from Saba (along with a GOLD or other non-white proxy card) seeking your vote against the Proposal or giving Saba authorization to decide not to present your vote altogether. Do not give Saba authority to decide this important matter for you. Be sure that your voice is heard at the Meeting by voting on the enclosed WHITE proxy card! The Boards unanimously recommend a vote FOR the Proposal. Please discard any proxy card that you receive from Saba or any person other than the Funds. Do not send back any proxy card other than the enclosed WHITE proxy card, as doing so may cancel your vote to support your Fund(s).

Q.  Will my vote make a difference?

A.  Yes! Particularly in light of the proxy contest being conducted by Saba, which could interfere with your Fund’s/Funds’ operations, your vote is extremely important.

You are being asked to approve a new investment advisory agreement for your Fund(s) to ensure that Eaton Vance continues managing such Fund(s) and executing the strategies and objectives that have delivered strong performance and stable income, on which so many shareholders have come to rely. As discussed further in the proxy statement, each Fund’s new investment advisory agreement will be substantially similar to its current agreement. Not only does this mean that the investment advisory fee rate for your Fund(s) will remain the same, but also that other integral aspects of each Fund, such as its investment objective(s) and principal investment strategies, as well as its portfolio managers, will stay in place.

By filing proxy statements for each Fund with the U.S. Securities and Exchange Commission (the “SEC”), Saba has given itself a platform to speak to each Fund’s shareholders. Saba is using this platform only to solicit votes against the approval of each Fund’s proposed new investment advisory agreement. Saba does not have an alternative plan for the management of the Funds, it is simply trying to take advantage of this situation to create disruption and force major structural change (such as liquidation or a large tender offer) that will allow Saba and its hedge fund investors to make a short-term profit. Saba does not care that the Funds have served a valuable role in the portfolios of their long-term investors for many years – it is willing to disrupt fund operations and potentially leave the Funds without an investment adviser in order to make a profit.

Do not let Saba put its interests above YOURS. Vote FOR the Proposal on the enclosed WHITE proxy card!

Please vote today! We need your help in order to preserve each Fund’s continuity of management and to prevent Saba, a known opportunistic hedge fund manager with a history of seeking short-term profits for itself and its clients at the expense of funds and their other shareholders, from advancing its activist agenda. If Saba’s disruptive tactics are successful and a Fund is forced to liquidate, shareholders will lose the Fund as an investment option.

Note regarding Saba:

According to data obtained from FactSet Research Systems, Inc. on November 9, 2020, Saba is an activist investor that frequently targets registered closed-end funds and, since it was founded in 2009, has engaged in 45 activist campaigns against registered closed-end funds, involving 44 Schedule 13D filings, 32 proxy contests, 28 shareholder proposals, 22 proposed slates of director/trustee nominees, and 20 publicly disclosed letters to boards of directors/trustees and/or management.

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In its proxy statements, Saba admits it is seeking a self-tender offer for all outstanding shares of each Fund at or close to net asset value and a liquidation or conversion to an open-end fund if a majority of outstanding shares are tendered. Protect your Fund(s) by voting FOR the Proposal on the enclosed WHITE proxy card. This is the only way to ensure that integral aspects of the Fund, such as its investment adviser, investment objective(s), principal investment strategies, and competitive investment advisory fee rate, remain the same.

Saba claims that each Fund’s proposed new investment advisory agreement is not in the best interests of Fund shareholders because each Fund “currently trades at a significant discount to [net asset value].” However, Saba fails to show any connection between the proposed new investment advisory agreement and the discount or premium at which Fund shares currently trade in the market. Observers of closed-end funds have identified numerous factors as having an impact on fund discounts or premiums, which fluctuate with changes in market conditions. Most experts would agree that long-term decisions about closed-end fund investments, such as approval of a fund’s investment advisory agreement, should not be based primarily on the fund’s current discount or premium, which can and will change over time.

Focusing on the considerations most relevant to approval of the Funds’ new investment advisory agreements, EFT, EFR and EVF have each rewarded shareholders with higher investment returns than most other similar funds. The total return of each of EFT, EFR and EVF exceeded the median total return of funds in the Morningstar closed-end bank loan fund category for each of the 1-, 3-, 5- and 10-year periods ended October 31, 2020, based on both net asset value and market price performance. Each Fund’s total expense ratio also compares favorably to peer funds. In terms of trading discounts to net asset value, the Funds also stack up well versus peers. As of November 12, 2020, EFT, EFR and EVF traded at discounts of -7.44%, -10.16% and -7.73%, respectively, versus a median discount of -13.07% and an average discount of -12.00% for other funds in the Morningstar closed-end bank loan fund category. Among managers of closed-end bank loan funds, Eaton Vance has among the longest investment track records in the category and among the longest-tenured investment teams. On an overall basis, the Funds’ Boards of Trustees believe that the proposed new investment advisory agreements, which are required to permit Eaton Vance to continue as investment adviser, are in the best interests of the Funds.

Turning to EVY, here again the considerations most relevant to approval of the proposed new investment advisory agreement argue strongly in favor. Consistently over time, EVY has delivered higher shareholder returns than most other similar funds. Among funds in the Morningstar closed-end long-maturity New York municipal income fund category, the total return of EVY ranked in the top quartile for each of the 1-, 3-, 5- and 10-year periods ended October 31, 2020, based on both net asset value and market price performance. The Fund’s total expense ratio also compares favorably to peer funds. In terms of trading discounts to net asset value, EVY’s -8.57% discount as of November 12, 2020 compares to a median discount of -7.47% and an average discount of -7.11% for other funds in the Morningstar closed-end long-maturity New York municipal income fund category. Eaton Vance has one of the largest and deepest municipal investment teams in the United States, with capabilities ranging across the full spectrum of municipal securities and long experience managing closed-end municipal income funds. On an overall basis, the Fund’s Board of Trustees believes that the proposed new investment advisory agreement, which is required to permit Eaton Vance to continue as investment adviser, is in EVY’s best interests.

Saba is a known opportunistic hedge fund manager with a history of seeking short-term profits for itself and its clients at the expense of other fund shareholders. Saba has taken it one step further in this proxy contest because, on its GOLD or other non-white proxy card, it has reserved the right to determine not to attend the Meeting “if [it] believe[s] that [a Fund’s new investment advisory agreement] is less likely to be approved” as a result of Saba’s non-attendance. In other words, Saba can collect votes from shareholders and then determine not to present them at the Meeting, which could have the effect of delaying the Meeting and/or obstructing approval of a Fund’s new investment advisory agreement because a quorum is not achieved. YOUR voice matters, and we want YOU to be heard at the Meeting. Do not give Saba authority to decide this important matter for you. Your vote FOR the Proposal on the enclosed WHITE proxy card can help stop Saba’s self-serving activist agenda from impairing or, worse, eliminating the Funds.

The Boards unanimously recommend a vote FOR the Proposal on the enclosed WHITE proxy card.

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Proposal 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Each Board has unanimously approved, and recommends that shareholders of each Fund approve, a new investment advisory agreement between the Fund and Eaton Vance. The form of the proposed new investment advisory agreement is attached at Appendix C. You should refer to Appendix C for the complete terms of each Fund’s proposed investment advisory agreement.

Description of the Transaction

The Merger Agreement was unanimously approved by the Board of Directors of each of Morgan Stanley and EVC. The Closing is subject to the completion or waiver of customary closing conditions and is expected to close in the second quarter of 2021. Upon the Closing, Eaton Vance will become an indirect wholly-owned subsidiary of Morgan Stanley.

Comparison of New Investment Advisory Agreements with Current Investment Advisory Agreements

In connection with the approval of new investment advisory agreements, Eaton Vance proposed, and each Board approved, certain changes to the provisions of the current agreements in order to standardize, clarify, and modernize the current agreements. The Boards believe that this standardization will benefit shareholders by making the administration of the Funds’ investment advisory agreements more efficient.

The terms of the proposed new investment advisory agreements, and certain differences between the proposed new investment advisory agreements and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed new investment advisory agreement is attached at Appendix C. The date of each Fund’s current investment advisory agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the relevant Board is set forth in Appendix D.

Fees. No Fund will experience increased management fee rates as a result of the Transaction. The contractual advisory fee rates for each Fund under the proposed new investment advisory agreements with Eaton Vance will be the same as the contractual rate of fees currently payable to Eaton Vance under the existing investment advisory agreements. Separately executed permanent contractual management fee reduction arrangements currently in place for a Fund, if any, will be reflected in the compensation terms in that Fund’s new investment advisory agreement. The fee schedules to the current and proposed investment advisory agreements for each relevant Fund are described in Appendix A.

Investment Management Services. The current and proposed investment advisory agreements contain substantially similar provisions relating to the retention of Eaton Vance to act as investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund and to administer its investment affairs. In pursuit of the foregoing, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of, or exchanged and what portion of a Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the relevant Fund’s organizational documents and registration statement.

The current investment advisory agreement for EVF specifies that Eaton Vance will be responsible for the purchase and sale of securities interests in senior loans and other permitted investments. Consistent with EVF’s existing strategy, the proposed investment advisory agreement would remove specific references to senior loans, instead referring to securities and other investments more generally (which includes senior loans). EVF will continue to invest primarily in senior secured floating rate loans.

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While Eaton Vance’s role is not changing under the proposed new investment advisory agreements, the proposed agreements explicitly state that Eaton Vance shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of a Fund, nor shall Eaton Vance be deemed to have any responsibility with respect to functions specifically assumed by any transfer agent, administrator, custodian, or shareholder servicing agent of the Fund.

Best Execution. The proposed investment advisory agreements provide that Eaton Vance shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and describe considerations for Eaton Vance’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. For each of the Funds, this language was updated to more closely reflect statutory requirements relating to payment of brokerage commission rates for investment transactions.

The current investment advisory agreement for EVF provides that Eaton Vance shall place purchase and sale orders with, among others, banks or a co-lender or other participant in senior loans, and the current investment advisory agreements for the other Funds provide that Eaton Vance shall place purchase and sale orders either directly with the issuer or with brokers or dealers. The proposed investment advisory agreements provide that Eaton Vance shall place all orders for the purchase or sale of portfolio investments either directly with the issuer or with brokers, dealers, futures commission merchants or other market participants selected by Eaton Vance. The language in the proposed new investment advisory agreements reflects the different types of investments in which the Funds may transact. While EVF will continue to invest primarily in senior secured floating rate loans, the new language reflects the fact that EVF also may invest in other types of securities.

Delegation of Responsibilities. The current and proposed investment advisory agreements permit Eaton Vance to employ one or more sub-advisers with respect to any Fund. The proposed new investment advisory agreements make clear that Eaton Vance may, with the approval of the Trustees of the Fund and without the vote of any shareholders of the Fund, terminate any agreement with any sub-adviser and/or enter into an agreement with one or more other sub-advisers, all as permitted by the 1940 Act and the rules thereunder. In addition, pursuant to the proposed investment advisory agreements, in the event a sub-adviser is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to such sub-adviser, subject to approval by the Trustees and notice to the sub-adviser.

Expenses. The current and proposed new investment advisory agreements provide that the Funds will pay all expenses other than those expressly stated to be payable by Eaton Vance, including certain expenses set forth in the agreement. In particular, among other expenses, the proposed new investment advisory agreements identify certain examples of expenses not identified in the current investment advisory agreements, including the investment advisory, sub-advisory, or similar management fee payable by the Fund, as well as any expenses for printing and distributing registration statements and other Fund reports. In addition, the proposed new investment advisory agreements and all of the current investment advisory agreements except for that of EVF include, as a further example of expenses that may be borne by a Fund, the expenses incurred in connection with the Fund’s use of a line of credit or other borrowings or leverage. In addition, the proposed new investment advisory agreements clarify that Eaton Vance shall pay the entire salaries and fees of all Fund Trustees and officers who are employed by Eaton Vance and who devote part or all of their time to the affairs of Eaton Vance. The expense provisions in the proposed new investment advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change to expenses that the Funds currently bear.

Limitation of Liability. Both the current and proposed new investment advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, Eaton Vance shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in connection with rendering services under the agreement. The current and proposed investment advisory agreements include an acknowledgement that each Fund’s Trustees, officers, and shareholders have limited personal liability as provided for in the Fund’s Declaration of Trust. The proposed new investment advisory agreements include a similar acknowledgement with respect to the limited personal liability of Eaton Vance’s trustees, officers and shareholders.

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Third Party Beneficiaries. The proposed new investment advisory agreements clarify that such agreements shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy under the agreement. The current investment advisory agreements are silent on this point.

Non-Exclusive Services. The proposed new investment advisory agreements clarify that the services of Eaton Vance to a Fund are not exclusive and contemplate that Eaton Vance may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Fund.

Governing Law and Legal Requirements. While the current investment advisory agreements are silent as to governing law, the proposed new investment advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed new investment advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Board Considerations

At a meeting held on November 10, 2020, the Board of each Fund, including a majority of the Trustees who are not “interested persons” of Eaton Vance or the Fund (the “Independent Trustees”), voted to approve a new investment advisory agreement between the Fund and Eaton Vance. In voting its approval of the new investment advisory agreement, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the meeting held on November 10, 2020, each Board’s Contract Review Committee reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the new investment advisory agreement and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, each Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020. The Board of each Fund, including the Independent Trustees, concluded that the new investment advisory agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the new investment advisory agreement and to recommend that shareholders do so as well. Each Board’s considerations are described in more detail in Appendix E.

Required Vote and Related Matters

Approval of each Fund’s proposed new investment advisory agreement requires the affirmative vote of “a majority of the outstanding voting securities” of the Fund, defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (“1940 Act Majority”), provided the applicable quorum, as described below under “Further Information About Voting and the Joint Special Meeting – Quorum and Methods of Tabulation,” has been satisfied. The Funds’ outstanding voting securities include common shares and, if any, preferred shares (Auction Preferred Shares or Variable Rate Term Preferred Shares, as applicable).

Proposal 1 is subject to the Closing. If the Closing does not occur, Proposal 1 will be deemed null and the Boards will consider whether other appropriate actions are warranted. Assuming the Transaction is completed, Proposal 1 will pass for a particular Fund if the requisite shareholder vote is obtained for that Fund. With respect to each Fund, Proposal 1 is not contingent upon the approval of Proposal 1 by any other Fund.

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Please note that even if shareholders of your Fund(s) approve Proposal 1, it is possible that such Fund’s new investment advisory agreement will not take effect. This is because the Closing is subject to the completion or waiver of certain conditions. One of these conditions is that advisory clients of EVC’s investment adviser subsidiaries, which would include the Funds and other advisory clients, representing a specified percentage of EVC revenue as of September 30, 2020, consent to the continuation of their advisory relationships after the Closing, as more fully described in the Merger Agreement that EVC filed with the SEC on October 8, 2020 on Form 8-K, Exhibit 2.1.

On the other hand, the Closing may take place even if shareholders of a Fund(s) do not approve Proposal 1. If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement. In addition, Eaton Vance could (and expects to) propose that the Board of each Fund approve an interim investment advisory agreement to permit continuity of management while solicitation continues. The terms of the interim investment advisory agreement would be identical to those of the current agreement except for term and escrow provisions required by applicable law.

BOARD RECOMMENDATION

Each Fund’s Board, including a majority of the Independent Trustees, believes that the approval of the new investment advisory agreement is in the best interests of the Fund. Accordingly, each Fund’s Board unanimously recommends that shareholders vote FOR the new investment advisory agreement as described in Proposal 1 on the WHITE proxy card.

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Further Information About Voting and the Joint Special Meeting

Quorum and Methods of Tabulation. A quorum with respect to the Meeting of a Fund requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the Meeting but which have not been voted, will assist a Fund in obtaining a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes by the shareholders of a Fund in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund that are entitled to vote and present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by EVC.

Abstentions and broker non-votes have the effect of a negative vote on the Proposal. Please note that broker non-votes are not expected with respect to the Proposal because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

Other business. The Trustees know of no matters other than those described in this Proxy Statement to be brought before the Meeting. Pursuant to each Fund’s Amended and Restated By-Laws, since this is a special meeting of shareholders, only such business shall be conducted at the Meeting as shall have been brought before the Meeting pursuant to the notice of Meeting.

Revocation of proxies. An executed proxy delivered to a Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by voting at the Meeting. If you hold Fund shares entitled to vote through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.

If you are a record holder of Fund shares entitled to vote and plan to attend the Meeting in person, you must show a valid photo identification (such as a driver’s license) to gain admission to the Meeting. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person. If you hold Fund shares entitled to vote through an intermediary and plan to attend the Meeting in person, you will be required to show a valid photo identification and authority to vote your shares (referred to as a “legal proxy”) to gain admission to the Meeting. You must contact your intermediary to obtain a legal proxy for your shares.

Additional Meeting Information

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. To be considered for presentation at a Fund’s 2021 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund’s principal office c/o the Secretary of the Fund on or before the date listed in Appendix F. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than and no earlier than the dates listed in Appendix F. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

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Proxy Solicitation and Tabulation. The expense of preparing, printing, and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board will be borne by EVC and not by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, American Stock Transfer & Trust Company, LLC, by broker-dealer firms, or by a professional solicitation organization. A written proxy may be delivered to a Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or similar electronic transmission. EVC will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $600,000.

As part of our effort to maintain a safe and healthy environment at the Meeting, the Funds and the Boards are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19. For that reason, the Board of each Fund reserves the right to reconsider the date, time, and/or means of convening the Meeting for that Fund.  Subject to any restrictions imposed by applicable law, the Board(s) may choose to conduct the Meeting of one or more Funds solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.  If the Board chooses to change the date, time, and/or means of convening the Meeting for a Fund, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material.  Attendees are also encouraged to review guidance from public health authorities on this issue.

Duplicate mailings. As permitted by SEC rules, Eaton Vance’s policy is to send a single copy of the Proxy Statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the Proxy Statement for each account registered at that address. If you would prefer to receive your own copy of the Proxy Statement, please call our proxy information line at (866) 416-0552.

Financial information. The Funds’ Secretary will furnish to you, upon request and without charge, a copy of the Fund’s annual report for its most recent fiscal year, and a copy of its semi-annual report for any subsequent semi-annual period. Shareholders desiring to obtain a copy of such reports should call (866) 416-0552, send an email to corporateservices@astfundsolutions.com or write to the Funds c/o AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

Eaton Vance Management. Eaton Vance is the investment adviser of each Fund and also serves as each Fund’s administrator. Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as sole trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC, through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding voting common stock of EVC are deposited in a voting trust, the voting trustees of which are Paul W. Bouchey, Mr. Faust, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Thomas Lee, Frederick S. Marius, David C. McCabe, Scott H. Page, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, Thomas Chan Lin Seto, John L. Shea, Eric A. Stein, John H. Streur, Andrew N. Sveen, Michael W. Weilheimer, R. Kelly Williams and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates). The voting trustees have unrestricted voting rights for the election of directors of EVC. All of the outstanding voting trust receipts issued under said voting trust are owned by certain of the officers of Eaton Vance who may also be officers, or officers and directors of EVC and EV.

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The names and principal occupations of the principal executive officers of Eaton Vance are listed below. The address for each director of EVC and each officer listed below is Two International Place, Boston, MA 02110.

Thomas E. Faust Jr., President & Chief Executive Officer

Frederick S. Marius, Vice President & Chief Legal Officer

Laurie G. Hylton, Vice President & Chief Financial Officer

Richard F. Froio, Vice President & Chief Compliance Officer

Daniel C. Cataldo, Vice President & Chief Administrative Officer

Eaton Vance provides investment advisory services to other funds that may have investment objectives and policies similar to those of certain Funds. The table in Appendix G identifies these other funds and states their net assets and the management fees that they paid to Eaton Vance during the fiscal years noted.

Payments to Eaton Vance or Affiliates. Appendix H shows amounts paid to Eaton Vance or any of its current or prospective affiliates during each Fund’s most recent fiscal year for the services noted. The Funds made no other material payments to Eaton Vance or any of its current or prospective affiliates during the periods shown.

Limitation of Trustee Liability. Each Fund’s organizational documents provide that the Fund will indemnify its Trustees and officers, to the fullest extent permitted by applicable law, against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, provided that they exercised reasonable care, except if it is determined that they have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Each Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees, Officers, and Other Information. All of the Funds’ officers, as well as Thomas E. Faust Jr., a Trustee who is an “interested” (as defined in the 1940 Act) person of the Funds, are employees of Eaton Vance or its affiliates. Because of their positions with Eaton Vance or its affiliates, the officers and interested Trustee will benefit from any management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by the Funds. No Independent Trustee owns any securities or has any other material direct or indirect interest in Eaton Vance, EVC, or any other person controlling, controlled by or under common control with Eaton Vance, either currently or upon the Closing.

Appendix I lists the current Trustees and officers of each Fund.

5% Ownership. As of October 29, 2020, to the knowledge of the Funds, no person other than those listed in Appendix J owned beneficially or of record 5% or more of the outstanding shares of any Fund.

Security Ownership. To the best of the Funds’ knowledge, as of October 28, 2020, each Trustee, and the officers and Trustees of each Fund as a group, owned less than 1% of the outstanding shares of each Fund.

Affiliated Broker Commissions. As a result of the Closing, broker-dealers affiliated with Morgan Stanley, including Morgan Stanley & Co. LLC and Morgan Stanley Smith Barney LLC, each will be considered an affiliated broker of each Fund. The aggregate amount of commissions paid to such affiliated brokers during each Fund’s most recently completed fiscal year, and the percentage of the Fund’s aggregate brokerage commissions paid to such affiliated brokers during such fiscal years, are listed in Appendix K.

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APPENDIX A

Investment Advisory Agreements:
Compensation

Fund	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
EFT	0.75%	$5,708,524	5/31	0.75%	Average daily gross assets of the Trust.
(For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)

EVY	0.40%	$489,246	11/30	0.40%	Average weekly gross assets of the Trust.
Gross assets shall be calculated by deducting accrued liabilities of the Trust except (i) the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust and the amount of floating-rate notes included as a liability in the Fund's Statement of Assets and Liabilities of up to $44,500,000, and (ii) the amount of any outstanding preferred shares issued by the Trust. Accrued liabilities are expenses incurred in the normal course of operations.

EFR	0.75%	$5,847,577	10/31	0.75%	Average daily gross assets of the Trust.
(For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means.)
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Fund	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
EVF	0.74%	$2,930,938	6/30	0.74%	The Adviser shall be entitled to receive from the Trust compensation in an amount equal to 0.74% annually of average weekly gross assets of the Trust throughout each month, provided that such amount shall be reduced to the following amount as of the stated date: 5/1/2021: 0.73%, 5/1/2022: 0.72%, 5/1/2023: 0.71%, 5/1/2024: 0.70%, 5/1/2025: 0.69% and 5/1/2026: 0.55%.
Gross assets shall be calculated by deducting accrued liabilities of the Trust except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Accrued liabilities are expenses incurred in the normal course of operations.

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APPENDIX B

Number of Shares Outstanding as of the Record Date

Fund	Common Shares	Preferred Shares (if applicable)

EFT[1]	38,526,150	800
EVY	5,401,828
EFR	36,848,313	3,032
EVF	37,866,607	1,504

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1As of the Record Date, EFT had 39,863,690 common shares outstanding. The Amended and Restated By-Laws of certain Funds, including EFT, include provisions (the “Control Share Provisions”), pursuant to which a shareholder who acquires beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. Pursuant to the Control Share Provisions, certain common shares of EFT are not entitled to vote on the Proposal, and are not deemed to be voting securities for purposes of determining whether a quorum is present or whether the Proposal is approved. Specifically, as determined based on disclosure included in Saba’s definitive proxy statement for EFT filed with the SEC on November 16, 2020, Saba acquired beneficial ownership of 1,337,540 common shares of the Fund in a Control Share Acquisition. Because such shares are not entitled to vote on the Proposal, they are not deemed to be voting securities for purposes of determining whether a quorum is present or whether the Proposal is approved.

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APPENDIX C

Form of New Investment Advisory Agreement

EATON VANCE [TRUST]

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this [x]th day of [MONTH], [YEAR], between [TRUST], a Massachusetts business trust (the “Trust”), and Eaton Vance Management, a Massachusetts business trust (the “Adviser”).

1.       Duties of the Adviser. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its investment affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

(a)       The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

(b)       The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investments. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives and investment instruments on behalf of the Trust. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

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(c)       The Adviser shall place all orders for the purchase or sale of portfolio investments for the account of the Trust either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by the Adviser, and, to that end, the Adviser is authorized, as the agent of the Trust, to give instructions to the custodian of the Trust as to deliveries of investments and payments of cash for the account of the Trust. In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to cause the Trust to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Trust and to other accounts over which they exercise investment discretion.

(d)       Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Trust, nor shall the Adviser be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, administration, custodian or shareholder servicing agent of the Trust.

2.       Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust the compensation described on Appendix A hereto.

3.       Allocation of Charges and Expenses. The Adviser shall pay the entire salaries and fees of all of the Trust’s Trustees and officers employed by the Adviser and who devote part or all of their time to the affairs of the Adviser, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the Trust for purposes of this Section 3. Except as provided in the foregoing sentence, it is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation (i) expenses of maintaining the Trust and continuing its existence; (ii) registration of the Trust under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees, (vii) expenses of listing shares of the Trust with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of shares of the Trust, including

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expenses of conducting tender offers for the purpose of repurchasing Trust shares; (viii) fees and expenses of registering, qualifying, and maintaining the Trust and its shares under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms, and documents required to be filed by the Trust with the Securities and Exchange Commission (the “SEC”) and any other regulatory body, and for printing and distributing the same to shareholders; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to the Trust or shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s organization; (xviii) any pricing or valuation services employed by the Trust to value its investments including primary and comparative valuation services; (xix) any investment advisory, sub-investment advisory, or similar management fee payable by the Trust; (xx) all expenses incurred in connection with the Trust’s use of a line of credit, other borrowings or leverage; and (xxi) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and shareholders with respect thereto.

4.       Other Interests. It is understood that Trustees and officers of the Trust and shareholders of the Trust are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.       Limitation of Liability of the Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding or disposition of any security or other investment.

A copy of the Declaration of Trust of the Adviser is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on

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behalf of the Adviser by an officer in his or her capacity as an officer and not individually. The Trust expressly acknowledges the provisions in the Declaration of Trust of the Adviser limiting the personal liability of the trustees, officers, and shareholders of the Adviser, and the Trust hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Trust arising out of this Agreement and shall not seek satisfaction from the trustees, officers, or shareholders of the Adviser.

6.       Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform any of the Adviser’s duties under this Agreement, upon such terms and conditions as may be agreed upon between the Adviser and such sub-investment adviser and approved by the Trustees of the Trust, all as permitted by the 1940 Act. The performance of each such sub-investment adviser of its obligation under any such agreement shall be supervised by the Adviser. Further, the Adviser may, with the approval of the Trustees of the Trust and without the vote of any shareholders of the Trust, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the 1940 Act and the rules thereunder. In the event a sub-investment adviser is employed, the Adviser retains the authority to immediately assume responsibility for any functions delegated to a sub-investment adviser, subject to approval by the Board and notice to the sub-investment adviser.

7.       Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually: (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

8.       Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

9.       Limitation of Liability of Trustees and Officers of the Trust. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust

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by an officer in his or her capacity as an officer and not individually. The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees, officers, and shareholders of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from the Trustees, officers, or shareholders of the Trust or any Trustee, officer, or shareholder of the Trust.

10.       Use of the Name “Eaton Vance”. The Adviser hereby consents to the use by the Trust of the name “Eaton Vance” as part of the Trust’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust. The name “Eaton Vance” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Eaton Vance”. The Adviser shall have the right to require the Trust to cease using the name “Eaton Vance” as part of the Trust’s name if the Trust ceases, for any reason, to employ the Adviser or one of its affiliates as the Trust’s investment adviser. Future names adopted by the Trust for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

11.       No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12.       Non-Exclusive Services. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. It is understood that the Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with or be adverse to advice given or taken for the Trust. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Adviser. In addition, it is understood that the Adviser or any of its affiliates may give advice or take action with respect to the investments of the Trust that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Trust acknowledges that the Adviser, its affiliates and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Trust. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Adviser’s action or actions with respect to the Trust. The Adviser may aggregate the Trust’s orders with orders of its proprietary accounts and/or orders of other clients.

13.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC. The term “vote of a majority of the outstanding voting

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securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Trust present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Trust. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

14.       Miscellaneous.

(a)       If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)       This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)       This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

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       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

EATON VANCE [TRUST NAME]

By: ________________________________

[TRUST PRESIDENT]

President and not individually

[EATON VANCE MANAGEMENT]

By: ______________________________

[NAME OF OFFICER]

[OFFICER TYPE] and not individually

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APPENDIX A

For the services, payments and facilities furnished by the Adviser under this Agreement, the Adviser is entitled to receive from the [Trust] compensation as set forth below:

[Please see Appendix A of this Proxy Statement for advisory fee schedules and assets on which fees are charged.]

In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect.

Such compensation shall be paid monthly in arrears. The Adviser may, from time to time, waive all or a part of the above compensation.

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APPENDIX D

Investment Advisory Agreement: Dates and Approvals

The following table contains information regarding the date of each Fund’s current investment advisory agreement, the date on which it was last approved by shareholders and the purpose of that submission, the date on which the continuance of each Fund’s investment advisory agreement was last approved by the Board of Trustees as well as action taken (other than renewal) with respect to the current investment advisory agreements by the Board of Trustees since the beginning of each Fund’s last fiscal year.

Fund	Date of Current Advisory Agreement	Date Current Advisory Agreement was Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Advisory Agreement to Shareholder Vote (e.g., Original Approval)[1]	Date of Last Approval by Board of Trustees of Continuance of Current Advisory Agreement	Other Action Taken with Respect to Current Advisory Agreement
EFT	5/21/2004	6/14/2004	Original Approval	4/22/20	On 4/22/20, in connection with the consideration of the SEC order providing temporary relief from certain in-person meeting requirements in the 1940 Act, the Board of each Fund amended the Fund’s investment advisory agreement to allow for reliance on any SEC order or interpretive release that has the effect of modifying a 1940 Act requirement.
EVY	12/21/1998	1/22/1999	Original Approval	4/22/20
EFR	10/20/2003	11/19/2003	Original Approval	4/22/20
EVF	10/19/1998	10/23/1998	Original Approval	4/22/20

______
1 References below to “Original Approval” mean approval by the sole initial shareholder prior to public offering of the Fund.
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APPENDIX E

Board Considerations: Proposal 1

Overview of the Board Evaluation Process – EFT, EVY, EFR, and EVF

At a meeting held on November 10, 2020 (the “November Meeting”), the Board of Trustees (each, a “Board” and, collectively, the “Board”) of each Fund, including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of (the “1940 Act”)) of the Funds or Eaton Vance Management (“Eaton Vance”), voted to approve a new investment advisory agreement between each Fund and Eaton Vance, each of which is intended to go into effect upon the completion of the Transaction (as defined below) (each, a “New Agreement” and, collectively, the “New Agreements”). The Board’s evaluative process is more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendations. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including, but not limited to, information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from Eaton Vance and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by Eaton Vance and Morgan Stanley and their respective affiliates during meetings on November 5, 2020 and November 10, 2020.

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The Contract Review Committee again met with senior representatives of Eaton Vance and Morgan Stanley at its meeting on November 10, 2020, to further discuss the approval of the New Agreements. The representatives from Eaton Vance and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered Eaton Vance’s and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•	Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Funds, including the expected impact on the businesses conducted by Eaton Vance with respect to the Funds;
•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;
•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreements;
•	A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;
•	A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;
•	Information with respect to the potential impact of the Transaction on personnel and/or other resources of Eaton Vance and its affiliates, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at Eaton Vance and its affiliates;
•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;
•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;
•	Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);
•	Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of Eaton Vance and its affiliates as they relate to the Funds;
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•	Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;
•	Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements

•	A representation that, after the Closing, all of the Funds will continue to be advised by Eaton Vance, and will continue under the “Eaton Vance” brand;
•	Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and Eaton Vance (collectively, the “Current Agreements”);
•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;
•	A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•	A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;
•	A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;
•	In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by Eaton Vance in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;
•	Comparative information concerning the fees charged and services provided by Eaton Vance to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;
•	Profitability analyses of Eaton Vance with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

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Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Closing, as well as each of the Funds’ investment strategies and policies;
•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;
•	Information regarding any contemplated changes to the policies and practices of Eaton Vance with respect to trading, including their processes for seeking best execution of portfolio transactions;
•	Information regarding the impact on trading and access to capital markets associated with the Funds’ post-Closing affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about Eaton Vance

•	Information about the financial results and condition of Eaton Vance since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;
•	Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable post-Closing;
•	The Code of Ethics of Eaton Vance and its affiliates, together with information relating to compliance with, and the administration of, such codes;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and its affiliates, including descriptions of their various compliance programs and their record of compliance;
•	Information concerning the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;
•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and/or administrator to each of the Funds;
•	Information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters;
•	Confirmation that Eaton Vance intends to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;
•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
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•	Confirmation that Eaton Vance and Morgan Stanley will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;
•	Confirmation that the current senior management team at Eaton Vance has indicated its strong support of the Transaction; and
•	Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of Eaton Vance regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received reports and participated in presentations provided by Eaton Vance and its affiliates with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by Eaton Vance under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by Eaton Vance under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Eaton Vance, and that Morgan Stanley and Eaton Vance have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and Eaton Vance and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger

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combined organization with greater financial resources following the Closing, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and Eaton Vance’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered Eaton Vance’s management capabilities, investment processes and investment performance in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of Eaton Vance’s investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of Eaton Vance and other factors, including the reputation and resources of Eaton Vance to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and Eaton Vance regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from Eaton Vance and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which Eaton Vance or its affiliates may be subject in managing the Funds and in connection with the Transaction. The Board considered the deep experience of Eaton Vance and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Funds. In this regard, the Board considered, among other things, Eaton Vance’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of Eaton Vance and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of Eaton Vance and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of Eaton Vance, the Board noted information regarding the impact of the Transaction, as well as Eaton Vance’s and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

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The Board considered other administrative services provided and to be provided or overseen by Eaton Vance and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanations from Eaton Vance concerning the Fund’s relative performance versus the peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, Eaton Vance and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by Eaton Vance and its affiliates and that the Transaction was not expected to have an adverse effect on the ability of Eaton Vance and its affiliates to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by Eaton Vance, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by Eaton Vance in response to inquiries from the

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Contract Review Committee. The Board considered that the New Agreement does not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by Eaton Vance to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services Eaton Vance provides to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to Eaton Vance as between the Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by Eaton Vance, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by Eaton Vance and relevant affiliates thereof in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by Eaton Vance and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by Eaton Vance and its affiliates were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and Eaton Vance are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from Eaton Vance and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to Eaton Vance and its affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by Eaton Vance and its affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by Eaton Vance and its affiliates in connection with services provided pursuant to the Current Agreements.

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The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of Eaton Vance and its affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which Eaton Vance and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of Eaton Vance and its affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and Eaton Vance are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by Eaton Vance, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by Eaton Vance. The Board also considered the fact that the Funds are not continuously offered in the same manner as an open-end fund and that, notwithstanding that certain Funds are authorized to issue additional common shares through a shelf offering, the Funds’ assets may not increase materially in the foreseeable future.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

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APPENDIX F

Submission of Shareholder Proposals

To be considered for presentation at a Fund’s 2021 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund’s principal office c/o the Secretary of the Fund on or before the date listed below. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later, and no earlier, than the corresponding dates listed below.

Fund	Date of Next Annual Meeting:	Rule 14a-8 Proposal for 2021 Annual Meeting Due By:	Earliest Date for Submission of non-Rule 14a-8 Proposal for 2021 Annual Meeting:	Latest Date for Submission of non-Rule 14a-8 Proposal for 2021 Annual Meeting:
EVF	TBD	5/28/2021	7/15/2021	8/13/2021
EFT	TBD	9/25/2020	11/19/2020	12/18/2020
EVY	TBD	9/25/2020	11/19/2020	12/18/2020
EFR	TBD	2/23/2021	4/15/2021	5/14/2021

F-1

APPENDIX G

Other Similar Funds Advised by Eaton Vance

The following table contains certain information regarding other funds for which Eaton Vance provides investment advisory services and that may have similar investment objectives to a Fund for which Eaton Vance serves as investment adviser.

Fund	Approximate Net Assets as of October 29, 2020 ($)	Fee Rate	Amount Paid in the fund’s last fiscal year ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
Eaton Vance Floating-Rate & High Income Fund	$886,065,353	Please see Note 1 below.	$0	No
Eaton Vance Limited Duration Income Fund (EVV)	$1,531,624,328	0.75%	$19,325,630	No
Eaton Vance New York Municipal Bond Fund (ENX)	$238,287,778	0.60%	$2,374,516	No
Eaton Vance Short Duration Diversified Income Fund (EVG)	$237,569,947	0.75%	$2,989,967	No
Eaton Vance VT Floating-Rate Income Fund	$483,441,239	0.75%	$3,900,529	No

Note 1:

For the services, payments and facilities to be furnished hereunder by Eaton Vance, Eaton Vance shall be entitled to receive from the Fund fees on assets which are not invested in other investment companies for which the Adviser or its affiliate (i) serves as adviser and (ii) receives an advisory fee (“Investable Assets”):

For bank loans and bank loan related assets fees in an amount equal to the following:

Average Daily Net Investable Assets for the Month			Annual Fee Rate
Up to $1 billion			0.5750%
$1 billion but less than $2 billion			0.5250%
$2 billion but less than $5 billion			0.4900%
$5 billion but less than $10 billion			0.4600%
$10 billion but less than $15 billion			0.4350%
$15 billion but less than $20 billion			0.4150%
$20 billion but less than $25 billion			0.4000%
$25 billion and over			0.3900%
For high yield bonds and other instruments that are not bank loan related fees in an amount equal to of the aggregate of a daily based fee and a daily income based fee:
Category	Daily Net Investable Assets	Annual Asset Rate	Daily Income Rate
1	Up to $500 million	0.300%	3.00%
2	$500 million but less than $1 billion	0.275%	2.75%
3	$1 billion but less than $1.5 billion	0.250%	2.50%
4	$1.5 billion but less than $2 billion	0.225%	2.25%
5	$2 billion but less than $3 billion	0.200%	2.00%
6	$3 billion and over	0.175%	1.75%

G-1

APPENDIX H

Payments to Eaton Vance or Affiliates

The following fees were paid by a Fund to Eaton Vance or any of its current or prospective affiliates during such Fund’s most recent fiscal year (other than under an investment advisory agreement). These services will continue to be provided after the proposed new investment advisory agreements are approved.

Eaton Vance:

Eaton Vance provides administrative services pursuant to an administrative services agreement that is separate from the Funds’ investment advisory agreements with Eaton Vance.

Fund	Fees paid to Eaton Vance for administrative services	Fiscal Year End
EVY	$244,623	11/30/2019
EFT	None	5/31/2020
EVF	$978,945	6/30/2020
EFR	None	10/31/2020
H-1

APPENDIX I

Funds’ Trustees and Officers

Trustees
Thomas E. Faust Jr.
Mark R. Fetting
Cynthia E. Frost
George J. Gorman
Valerie A. Mosley
William H. Park
Helen Frame Peters
Keith Quinton
Marcus L. Smith
Susan J. Sutherland
Scott E. Wennerholm

Officers
President[1]:	Eric A. Stein
Vice President:	Maureen A. Gemma[2]
Treasurer[3]:	James F. Kirchner
Assistant Treasurer(s):	Justine E. Abbadessa	Michelle A. Green
	Kristin S. Anagnost	Michael J. Hebert
	Deborah A. Chlebek	Helen Hedberg
	Kevin M. Connerty	Dan A. Maalouly
Jennifer L. Flynn
Secretary:	Maureen A. Gemma
Assistant Secretaries:	A. John Murphy	Deidre E. Walsh
Chief Compliance Officer:	Richard F. Froio
[1] The President is also the Chief Executive Officer [2] Ms. Gemma is also the Chief Legal Officer [3] The Treasurer is also the Principal Financial and Accounting Officer
I-1

APPENDIX J

5% Ownership

As of October 29, 2020, to the knowledge of the Funds, no person other than those listed below owned beneficially or of record 5% or more of the outstanding shares of any Fund. Beneficial owners of 25% or more of a Fund’s outstanding shares are presumed to be in control of a class for purposes of voting on certain matters submitted to shareholders.

Name and Address of Owner	Shares Owned	Percent Ownership of Share Class
EFR – Auction Rate Preferred Shares
UBS Group AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45, PO Box CH-8049, Zurich, Switzerland	1,973	51.43%
Bank of America Corporation Bank of America, N.A. 100 North Tyron Street, Charlotte, North Carolina 28255 Blue Ridge Investments, L.L.C. One Bryant Park, New York, New York 10036	614	20.25%
RiverNorth Capital Management, LLC RiverNorth Institutional Partners, LP 325 N. LaSalle Street, Suite 645, Chicago, IL 60654	82	5.55%
EFR – Common Shares
Saba Capital Management, L.P. Boaz R. Weinstein 405 Lexington Avenue, 58th Floor, New York, New York 10036	2,887,137	7.8%
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	2,517,435	6.83%
EVF – Auction Rate Preferred Shares
UBS Group AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45, PO Box CH-8049, Zurich, Switzerland	1,022	41.48%
Royal Bank of Canada 200 Nay Street, Toronto, Ontario M5J2J5. Canada RBC Capital Markets, LLC Brookfield Place, 200 Vesey Street, New York, New York 10281	118	7.85%
Bank of America Corporation Bank of America, N.A. 100 North Tyron Street, Charlotte, North Carolina 28255 Blue Ridge Investments, L.L.C. One Bryant Park, New York, New York 10036	105	6.98%
Morgan Stanley Morgan Stanley & Co. Inc. 1585 Broadway, New York, New York 10036	94	6.20%
EVF– Common Shares
Saba Capital Management, L.P. Boaz R. Weinstein 405 Lexington Avenue, 58th Floor, New York, New York 10036	7,864,642	20.80%
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	2,385,022	6.30%

J-1

Name and Address of Owner	Shares Owned	Percent Ownership of Share Class
EFT – Common Shares
Saba Capital Management, L.P. Boaz R. Weinstein 405 Lexington Avenue, 58th Floor, New York, New York 10036	5,227,991	13.1%
EFT – Variable Rate Term Preferred Shares
Barclays Bank PLC 1 Churchill Place, London X0 E14 5HP	800	100%
J-2

APPENDIX K

Affiliated Brokerage Commissions

The table below provides information on the aggregate amount of commissions paid by a Fund to a broker that is (i) an affiliated person of the Funds, (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Funds or Eaton Vance (collectively, “Affiliated Brokers”), and the percentage of a Fund’s aggregate brokerage commissions paid to any such Affiliated Broker during the Funds’ most recently completed fiscal year. As a result of the Closing, broker-dealers affiliated with Morgan Stanley, including Morgan Stanley & Co. LLC and Morgan Stanley Smith Barney LLC, each will be considered an Affiliated Broker of the Funds and transactions with these brokers are included below.

Fund	Aggregate Brokerage Commissions Paid to an Affiliated Broker	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to an Affiliated Broker
EFT	$7	0.00%
EVF	$3	0.00%
EFR	$6	0.00%
EVY	None	0.00%

K-1

Eaton Vance

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at vote.proxyonline.com using your proxy control number found below
3. By **PHONE** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call (866) 416-0552 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE CLOSED-END FUNDS

Joint Special Meeting of Shareholders, January 7, 2021

Proxy Solicited on Behalf of the Boards of Trustees

HOLDERS OF COMMON SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL(S) AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" the proposal(s) set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal(s) set forth below.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Floating-Rate Income Trust	☐	☐	☐	02 Eaton Vance Senior Floating-Rate Trust	☐	☐	☐
03 Eaton Vance New York Municipal Income Trust	☐	☐	☐	04 Eaton Vance Senior Income Trust	☐	☐	☐

Mark the box to the right if you plan to attend the Joint Special Meeting. If you plan to attend, please be prepared to present photo identification and proof of share ownership. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. **Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund(s). When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.**

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JANUARY 7, 2021

The Notice of Joint Special Meeting of Shareholders, Proxy Statement, Forms of Proxy Cards and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Joint Special Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Eaton Vance

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (866) 416-0552 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE SENIOR INCOME TRUST
EATON VANCE SENIOR FLOATING-RATE TRUST
Joint Special Meeting of Shareholders, January 7, 2021
Proxy Solicited on Behalf of the Boards of Trustees
HOLDERS OF AUCTION PREFERRED SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Auction Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" the proposal set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal set forth below.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Senior Income Trust	☐	☐	☐	02 Eaton Vance Senior Floating-Rate Trust	☐	☐	☐

Mark the box to the right if you plan to attend the Joint Special Meeting. If you plan to attend, please be prepared to present photo identification and proof of share ownership. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. **Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund(s). When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.**

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JANUARY 7, 2021
The Notice of Joint Special Meeting of Shareholders, Proxy Statement, Forms of Proxy Cards and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Joint Special Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (866) 416-0552 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE FLOATING-RATE INCOME TRUST

Joint Special Meeting of Shareholders, January 7, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF VARIABLE RATE TERM PREFERRED SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on January 7, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Variable Rate Term Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" the proposal set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposal set forth below.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Floating-Rate Income Trust	☐	☐	☐

Mark the box to the right if you plan to attend the Joint Special Meeting. If you plan to attend, please be prepared to present photo identification and proof of share ownership. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. **Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.**

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JANUARY 7, 2021
The Notice of Joint Special Meeting of Shareholders, Proxy Statement, Forms of Proxy Cards and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Joint Special Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]